

BROADWIND. | THINK BIG.

Fourth Quarter and Full-Year 2024

Conference Call Presentation

March 5, 2025

SAFE HARBOR STATEMENT

This document contains "forward looking statements"—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward looking statements by using words such as "anticipate," "believe," "expect," "intend," "will," "should," "may," "plan" and similar expressions, but these words are not the exclusive means of identifying forward looking statements. Forward looking statements include any statement that does not directly relate to a current or historical fact.

Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) the impact of global health concerns on the economies and financial markets and the demand for our products; (ii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits, and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iii) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (iv) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; v) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vi) our ability to continue to grow our business organically and through acquisitions; (vii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (viii) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (ix) the sufficiency of our liquidity and alternate sources of funding, if necessary; (x) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer); (xi) the economy and the potential impact it may have on our business, including our customers; (xii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiii) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xiv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xv) the effects of the change of administrations in the U.S. federal government; (xvi) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xvii) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended; (xviii) the effects of proxy contests and actions of activist stockholders; (xix) the limited trading market for our securities and the volatility of market price for our securities; (xx) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxi) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption "Risk Factors" in Part I, Item 1A of our most recently filed Form 10-K and other filings with the Securities and Exchange Commission. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

PERFORMANCE SUMMARY



PERFORMANCE UPDATE

Fourth Quarter 2024

Business Update

100% domestic precision manufacturing footprint remains a competitive advantage in the current operating environment, given continued focus on **reshoring / onshoring trends**

New trade tariffs and increased import restrictions in the US onshore wind power sector **to benefit domestic wind tower manufacturers**

We are successfully **reallocating production capacity increasingly toward stable, recurring project revenue** streams across diverse end-markets

Disciplined cost control focus positioned us to maintain profitability in 2024 despite challenged demand conditions within wind markets

$33 million of cash and availability under credit facility as of Dec. 31, 2024, with ratio of **net debt to trailing 12-month Adjusted EBITDA of 0.6x**

Successfully navigating demand softness, focused on cost controls

Order rates accelerated in 4Q24, providing increased visibility into 2025

4Q24 Performance

As of March 5, 2025

- **Book-to-bill of 1.1x.** New orders increased +85% y/y in 4Q24
- **Order growth across reporting segments.** Backlog increased on a sequential basis to $125.5 million as of December 31, 2024.
- **Continued cost control.** Reduced fixed overhead by more than 7% through reductions in force and operational efficiencies
- **Focused asset optimization.** Anticipate improved utilization of facility footprint in 2025, given recent growth in orders
- **Introduced full year 2025 financial guidance, highlighting focus on longer-term performance**

CONSOLIDATED FINANCIAL PERFORMANCE

Order momentum supports improved operating leverage entering 2025

Cost controls supported sustained profitability in 2024, despite softer demand conditions

Revenue declined y/y in 4Q24 across all three segments due to lower sales volumes, particularly within wind and oil & gas end-markets

Annual gross margin decreased by nearly 120 bps y/y to 14.8% for FY24, while Adjusted EBITDA margin decreased to 9.3% on lower volumes

Improved fixed cost structure from targeted expense reductions and procurement optimization preserved operating leverage

Total Revenue
($MM)


$46.6
$33.6
$203.5
$143.1
4Q23
4Q24
2023
2024

Gross Profit
($MM)


$7.0
$3.8
$32.5
$21.2
4Q23
4Q24
2023
2024

Adjusted EBITDA
($MM)


$4.4
$2.1
$21.5
$13.3
4Q23
4Q24
2023
2024

GAAP Net Income (Loss)
($MM)


$1.1
($0.9)
$7.6
$1.2
4Q23
4Q24
2023
2024

HEAVY FABRICATIONS SEGMENT

Fourth Quarter 2024

Improved segment margin realization due to fixed cost reductions and operational efficiencies

Wind tower demand remains soft given more challenged project economics, and policy environment

Segment EBITDA margin increased +15 bps y/y to 12.6% in 4Q24, despite 31% lower revenue generation

Orders increased +125% y/y reaching the highest level seen in two years

Segment book-to-bill grew to 1.1x, the highest level achieved since fourth quarter 2022

Segment backlog of $94.2 million at quarter end

Segment Revenue

($MM)



$29.5
$20.4
4Q23
4Q24

Segment EBITDA

($MM)



$3.7
$2.6
4Q23
4Q24

Segment Orders

($MM)



$10.0
$22.4
4Q23
4Q24

Segment Backlog at Quarter-End

($MM)



$145.3
$94.2
4Q23
4Q24

GEARING SEGMENT

Fourth Quarter 2024

Following a period of softer gearing demand, order rates accelerated exiting 4Q24

Orders increased +95% y/y due to demand for precision machining with new customers in the aeroderivative turbine and medical technology markets

Segment revenue declined 31% y/y due to ongoing softness in oil & gas, partially offset by revenue growth from the wind and mining markets

Segment EBITDA margin fell to 1.2% y/y due to lower revenues, offset by improved operating efficiency



Segment Revenue
($MM)
$11.1
$7.6
4Q23
4Q24
Segment EBITDA
($MM)
$1.3
$0.1
4Q23
4Q24
Segment Orders
($MM)
$3.6
$7.0
4Q23
4Q24
Segment Backlog at Quarter-End
($MM)
$21.7
$12.7
4Q23
4Q24

INDUSTRIAL SOLUTIONS SEGMENT

Fourth Quarter 2024

Strong segment demand drove record orders and backlog in 4Q24

Orders and backlog reached record levels driven by natural gas turbine demand. Orders were up +21% y/y, while the backlog increased +15% y/y

Book-to-bill reached 1.4x, the highest level since third quarter 2022

Segment EBITDA decreased to $0.6 million y/y due to adding headcount to meet higher quality standards and higher expected production levels

Segment Revenue

($MM)


$6.0
$5.9
4Q23
4Q24

Segment EBITDA

($MM)


$1.0
$0.6
4Q23
4Q24

Segment Orders

($MM)


$6.6
$8.0
4Q23
4Q24

Segment Backlog at Quarter-End

($MM)


$16.1
$18.5
4Q23
4Q24

BALANCE SHEET UPDATE

Fourth Quarter 2024

Disciplined balance sheet management supports business through transitional period

Capital allocation priorities include debt reduction, organic investments in IP; and opportunistic investments in complementary, immediately accretive bolt-on acquisitions

$32.6 million of cash and availability under credit facility as of 12/31/24, including an advanced payment from a major customer

Net leverage of 0.6x as of 12/31/24

Cash and LOC Availability at Quarter-End
($MM)



$22.8
$32.6
4Q23
4Q24

Net Debt Outstanding
($MM)



$16.6
$7.5
4Q23
4Q24

Total Net Operating Working Capital
($MM)



$19.4
$19.3
4Q23
4Q24

Total Inventory
($MM)



$37.4
$40.0
4Q23
4Q24

FULL-YEAR 2025 FINANCIAL GUIDANCE

As of March 5, 2025

Introducing Full-Year 2025 revenue and Adjusted EBITDA guidance

Guidance supported by targeted commercial growth within high-value, growth-oriented fabrications markets, together with a focus on asset optimization and operational discipline

Assumes approximately 50% utilization within our Heavy Fabrications facilities in 2025

Expect consistent onshore wind demand through 2026

Total Revenue Range
($MM)


$143.1
$160
$140
2024A
2025E

Total Adjusted EBITDA Range
($MM)


$13.3
$15
$13
2024A
2025E

APPENDIX



CORPORATE OVERVIEW

Leading pure-play precision manufacturer serving diverse end-markets with 100% domestic footprint

Broadwind is a precision manufacturer of technologically advanced, high-value components and solutions for commercial and industrial clients

We are one of the leading independent precision manufacturers in the United States

Our most significant business serves the US domestic wind energy industry, with primary production facilities that are strategically located to meet our customers' project needs.

We also serve industrial customers in a diversified set of industrial markets including oil & gas, industrial, power generation, mining and construction

This strategic diversification allows us to leverage our manufacturing expertise to improve capacity utilization, expand our customer base and balance our exposure across diverse end-markets

OUR BUSINESS

Building a platform sustained, profitable growth and long-term value creation

What we do

Precision manufacturing within wind sector and other diverse end-markets

Heavy Fabrications Segment	We provide large complex and precision fabrications to customers in a broad range of industrial markets, as well as proprietary clean fuel processing systems. Key products include wind towers, PRS units and industrial fabrications, which include components for mining, construction, marine, material handling and other applications	58% of 2024 Revenue
Gearing Segment	We provide custom gearing, gearboxes and heat treat services to a broad set of customers in diverse markets, including oil and gas production, surface and underground mining, wind energy, steel, material handling and other infrastructure markets	25% of 2024 Revenue
Industrial Solutions Segment	We provide supply chain solutions, inventory management, kitting and assembly services, primarily serving the combined cycle natural gas turbine and solar power generation markets	17% of 2024 Revenue

Why we win

Unique Value Proposition

- Proven engineering, product development and technical capabilities
- Expertise in manufacturing large, complex fabrications, gearing, and proprietary clean fuel processing systems
- Integrated design, sourcing, fabrication, machining, coating, assembly
- Stringent testing and quality capabilities
- Targeted, multi-industry focus

Our manufacturing base

Established Original Equipment Manufacturer ("OEM") Relationships



Manitowoc, WI
Tower Manufacturing
Industrial Fabrications Facility



Abilene, TX
Tower Manufacturing
Industrial Fabrications Facility



Cicero, IL
Gear Manufacturing and Gearbox Repair Facility



Pittsburgh, PA
Gearbox Repair and Heat Treat Facility



Sanford, NC
Industrial Solutions and Gearbox Repair Facility

Our customer base

Established OEM Relationships

SIEMENS Gamesa | GE | NORDEX | Ingersoll Rand | CATERPILLAR | KONECRANES

INFLATION REDUCTION ACT IMPACT BENEFIT

At full utilization, IRA could provide up to ~$30 million in incremental annual gross profit

The IRA serves to materially enhance tower production economics

The IRA, which passed into law in 2022, provides critical industries, including those supporting the energy transition, with tax credits designed to accelerate a generational shift in the energy production mix from fossil fuels toward renewable energy, including wind.

Included within **section 45x** of the IRA is a provision for a new advanced manufacturing tax credit

Theoretical IRA Benefit to Broadwind

Quantifying potential impact of the 45x advanced manufacturing credit

Annual tower production @ 100% utilization[1]	325 towers
Average MW per Tower[2]	3.1 avg. MW per tower
Total Watts per MW	1,000,000
Cents Per Watt[3]	$0.03 per watt
Financial benefit of 45x credit per MW[4]	$30,000
Average benefit per tower[5]	$93,000
Theoretical annual gross profit benefit to Broadwind	**$30 million**

(1) Broadwind has an estimated 1,300 sections of annual optimal tower capacity; assuming each tower is four sections, the Company has the theoretical capacity to produce up to 325 towers
(2) Common OEM platforms range from 2.8 to 3.4 MW per tower
(3) As defined in the Inflation Reduction Act of 2022, section 45x (B)(2)(A)(0)
(4) $0.03 x 1,000,000 watts per MW
(5) Assuming average MW per tower of 3.1

Broadwind is prepared to leverage the benefits of the IRA to create shareholder value

APPENDIX
Balance Sheet

	December 31, 2024	December 31, 2023
ASSETS		
CURRENT ASSETS:		
Cash	$ 7,721	$ 1,099
Accounts receivable, net	13,454	19,231
AMP credit receivable	2,533	7,051
Contract assets	836	1,460
Inventories	39,950	37,405
Prepaid expenses and other current assets	2,374	3,500
Total current assets	66,868	69,746
LONG-TERM ASSETS:		
Property and equipment, net	45,572	47,123
Operating lease right-of-use assets, net	13,841	15,593
Intangible assets, net	1,403	2,064
Other assets	606	630
TOTAL ASSETS	$ 128,290	$ 135,156
LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES:		
Line of credit and current maturities of long-term debt	$ 1,454	$ 5,903
Current portion of finance lease obligations	2,266	2,153
Current portion of operating lease obligations	2,115	1,851
Accounts payable	16,080	20,728
Accrued liabilities	3,605	6,477
Customer deposits	18,037	16,500
Total current liabilities	43,557	53,612
LONG-TERM LIABILITIES:		
Long-term debt, net of current maturities	7,742	6,250
Long-term finance lease obligations, net of current portion	3,777	3,372
Long-term operating lease obligations, net of current portion	13,799	15,888
Other	15	15
Total long-term liabilities	25,333	25,525
COMMITMENTS AND CONTINGENCIES		
STOCKHOLDERS' EQUITY:		
Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.001 par value; 45,000,000 shares authorized; 22,593,589 and 21,840,301 shares issued as of December 31, 2024 and December 31, 2023, respectively	23	22
Treasury stock, at cost, 273,937 shares as of December 31, 2024 and December 31, 2023, respectively	(1,842)	(1,842)
Additional paid-in capital	401,564	399,336
Accumulated deficit	(340,345)	(341,497)
Total stockholders' equity	59,400	56,019
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 128,290	$ 135,156

APPENDIX

Income Statement

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023	2024	2023
Revenues	$ 33,565	$ 46,598	$ 143,136	$ 203,477
Cost of sales	29,776	39,566	121,947	170,969
Gross profit	3,789	7,032	21,189	32,508
OPERATING EXPENSES:				
Selling, general and administrative	3,912	4,592	16,303	20,705
Intangible amortization	165	166	661	664
Total operating expenses	4,077	4,758	16,964	21,369
Operating (loss) income	(288)	2,274	4,225	11,139
OTHER (EXPENSE) INCOME, net:				
Interest expense, net	(762)	(1,030)	(3,078)	(3,201)
Other, net	77	(11)	79	(48)
Total other expense, net	(685)	(1,041)	(2,999)	(3,249)
Net (loss) income before provision for income taxes	(973)	1,233	1,226	7,890
(Benefit) provision for income taxes	(59)	162	74	241
NET (LOSS) INCOME	$ (914)	$ 1,071	$ 1,152	$ 7,649
NET (LOSS) INCOME PER COMMON SHARE - BASIC:				
Net (loss) income	$ (0.04)	$ 0.05	$ 0.05	$ 0.36
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - BASIC	22,172	21,449	21,896	21,189
NET (LOSS) INCOME PER COMMON SHARE - DILUTED:				
Net (loss) income	$ (0.04)	$ 0.05	$ 0.05	$ 0.36
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED	22,224	21,633	21,975	21,491

APPENDIX

Statement of Cash Flows

	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net income	$ 1,152	$ 7,649
Adjustments to reconcile net cash provided by (used in) operating activities:		
Depreciation and amortization expense	6,684	6,383
Deferred income taxes	-	(10)
Share-based compensation	1,160	877
Allowance for credit losses	(5)	82
Common stock issued under defined contribution 401(k) plan	1,199	1,336
(Gain) loss on disposal of assets	(114)	42
Changes in operating assets and liabilities:		
Accounts receivable	5,782	(2,295)
AMP credit receivable	4,518	(7,051)
Contract assets	624	495
Inventories	(2,545)	6,857
Prepaid expenses and other current assets	1,126	(210)
Accounts payable	(4,392)	(6,008)
Accrued liabilities	(2,872)	2,782
Customer deposits	1,537	(18,050)
Other non-current assets and liabilities	(48)	175
Net cash provided by (used in) operating activities	13,806	(6,946)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(3,618)	(6,405)
Proceeds from disposals of property and equipment	159	21
Net cash used in investing activities	(3,459)	(6,384)
CASH FLOWS FROM FINANCING ACTIVITIES:		
(Payments on) proceeds from line of credit, net	(4,637)	4,705
Payments for deferred financing costs	(20)	(48)
Proceeds from long-term debt	4,107	1,056
Payments on long-term debt	(1,399)	(1,872)
Payments on finance leases	(1,646)	(1,409)
Shares withheld for taxes in connection with issuance of restricted stock	(130)	(735)
Net cash (used in) provided by financing activities	(3,725)	1,697
NET INCREASE (DECREASE) IN CASH	6,622	(11,633)
CASH beginning of the period	1,099	12,732
CASH end of the period	$ 7,721	$ 1,099
Supplemental cash flow information:		
Interest paid	$ 1,555	$ 2,073
Income taxes paid	$ 192	$ 17
Non-cash investing and financing activities:		
Equipment additions via finance lease	$ 1,376	$ 719
Non-cash purchases of property and equipment	$ 257	$ 482
Settlement of incentive compensation liability with stock	$ -	$ 619

APPENDIX

GAAP to Non-GAAP Reconciliation

Consolidated	**Three Months Ended December 31,**		**Twelve Months Ended December 31,**	
	2024	**2023**	**2024**	**2023**
Net (Loss) Income	$ (914)	$ 1,072	$ 1,152	$ 7,649
Interest Expense	762	1,031	3,078	3,201
Income Tax (Benefit) Provision	(59)	162	74	241
Depreciation and Amortization	1,698	1,611	6,684	6,383
Share-based Compensation and Other Stock Payments	662	559	2,347	2,220
Proxy Contest-Related Expenses	-	1	(10)	1,780
Adjusted EBITDA (Non-GAAP)	$ 2,149	$ 4,436	$ 13,325	$ 21,474

Industrial Solutions Segment	**Three Months Ended December 31,**		**Twelve Months Ended December 31,**	
	2024	**2023**	**2024**	**2023**
Net Income	$ 332	$ 625	$ 2,673	$ 2,504
Interest Expense	92	151	517	512
Income Tax (Benefit) Provision	(13)	62	70	96
Depreciation and Amortization	113	99	427	380
Share-based Compensation and Other Stock Payments	75	48	258	196
Adjusted EBITDA (Non-GAAP)	$ 599	$ 985	$ 3,945	$ 3,688

Heavy Fabrications Segment	**Three Months Ended December 31,**		**Twelve Months Ended December 31,**	
	2024	**2023**	**2024**	**2023**
Net Income	$ 167	$ 1,696	$ 6,755	$ 13,862
Interest Expense	218	149	1,071	649
Income Tax (Benefit) Provision	991	711	(617)	493
Depreciation	1,006	907	3,938	3,518
Share-based Compensation and Other Stock Payments	202	224	791	936
Adjusted EBITDA (Non-GAAP)	$ 2,584	$ 3,687	$ 11,938	$ 19,458

Corporate and Other	**Three Months Ended December 31,**		**Twelve Months Ended December 31,**	
	2024	**2023**	**2024**	**2023**
Net Loss	$ (762)	$ (1,834)	$ (7,871)	$ (10,270)
Interest Expense	377	672	1,253	1,778
Income Tax (Benefit) Provision	(1,046)	(620)	591	(380)
Depreciation and Amortization	23	50	136	215
Share-based Compensation and Other Stock Payments	281	180	857	635
Proxy Contest Related Expenses	-	1	(10)	1,780
Adjusted EBITDA (Non-GAAP)	$ (1,127)	$ (1,551)	$ (5,044)	$ (6,242)

Gearing Segment	**Three Months Ended December 31,**		**Twelve Months Ended December 31,**	
	2024	**2023**	**2024**	**2023**
Net (Loss) Income	$ (651)	$ 585	$ (405)	$ 1,553
Interest Expense	75	59	237	262
Income Tax Provision	9	9	30	32
Depreciation and Amortization	556	555	2,183	2,270
Share-based Compensation and Other Stock Payments	104	107	441	453
Adjusted EBITDA (Non-GAAP)	$ 93	$ 1,315	$ 2,486	$ 4,570

APPENDIX

Segment-Level Data

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
ORDERS:				
Heavy Fabrications	$ 22,428	$ 9,985	$ 53,934	$ 50,594
Gearing	7,016	3,603	26,562	24,814
Industrial Solutions	8,026	6,619	27,317	25,652
Total orders	$ 37,470	$ 20,207	$ 107,813	$ 101,060
REVENUES:				
Heavy Fabrications	$ 20,429	$ 29,503	$ 82,657	$ 133,368
Gearing	7,630	11,061	35,588	45,408
Industrial Solutions	5,863	6,035	26,056	25,159
Corporate and Other	(357)	(1)	(1,165)	(458)
Total revenues	$ 33,565	$ 46,598	$ 143,136	$ 203,477
OPERATING INCOME/(LOSS):				
Heavy Fabrications	$ 1,296	$ 2,554	$ 7,128	$ 15,006
Gearing	(567)	654	(138)	1,846
Industrial Solutions	413	848	3,265	3,160
Corporate and Other	(1,430)	(1,782)	(6,030)	(8,873)
Total operating income (loss)	$ (288)	$ 2,274	$ 4,225	$ 11,139

IR CONTACT

Please contact our investor relations team at

BWEN@val-adv.com